Exhibit 21

SUBSIDIARIES OF AMERICAN TOWER CORPORATION

Subsidiary	Jurisdiction of Incorporation or Organization

10 Presidential Way Associates, LLC	Delaware
3267351 Nova Scotia Company	Nova Scotia
3286208 Nova Scotia Company	Nova Scotia
3298099 Nova Scotia Company	Nova Scotia
52 Eighty Partners, LLC	Delaware
52 Eighty Tower Partners I, LLC	Delaware
52 Eighty, LLC	Delaware
ACC Tower Sub, LLC	Delaware
ActiveX Telebroadband Services Private Limited	India
Adquisiciones y Proyectos Inalámbricos, S. de R. L. de C.V.	Mexico
Agile Airband Ohio, LLC	Delaware
Agile Connect, LLC	Delaware
Agile IWG Holdings, LLC	Delaware
Agile Network Builders, LLC	Delaware
Agile Networks Indiana, LLC	Delaware
Agile Networks Site Development, LLC	Delaware
Agile Towers, LLC	Delaware
Alternative Networking LLC	Florida
American Tower Asset Sub II, LLC	Delaware
American Tower Asset Sub, LLC	Delaware
American Tower Charitable Foundation, Inc.	Delaware
American Tower Delaware Corporation	Delaware
American Tower Depositor Sub, LLC	Delaware
American Tower do Brasil - Cessão de Infraestruturas Ltda.	Brazil
American Tower do Brasil – Communicação Multimídia Ltda.	Brazil
American Tower Guarantor Sub, LLC	Delaware
American Tower Holding Sub, LLC	Delaware
American Tower Holding Sub II, LLC	Delaware
American Tower International Holding I LLC	Delaware
American Tower International Holding II LLC	Delaware
American Tower International, Inc.	Delaware
American Tower Investments LLC	California
American Tower LLC	Delaware
American Tower Management, LLC	Delaware
American Tower Mauritius	Republic of Mauritius
American Tower Servicios Fibra, S. de R.L. de C.V.	Mexico
American Tower Tanzania Operations Limited	Tanzania
American Towers LLC	Delaware
AT Kenya C.V.	Netherlands
AT Netherlands C.V.	Netherlands

AT Netherlands Coöperatief U.A.	Netherlands
AT Sao Paulo C.V.	Netherlands
AT Sher Netherlands Coöperatief U.A.	Netherlands
AT South America C.V.	Netherlands
ATC Africa Holding B.V.	Netherlands
ATC Africa Shared Services (Pty) Ltd	South Africa
ATC Antennas Holding LLC	Delaware
ATC Antennas LLC	Delaware
ATC Argentina Coöperatief U.A.	Netherlands
ATC Argentina C.V.	Netherlands
ATC Argentina Holding LLC	Delaware
ATC Asia Pacific Pte. Ltd.	Singapore
ATC Atlantic C.V. (1)	Netherlands
ATC Atlantic II B.V.	Netherlands
ATC Atlantic III B.V.	Netherlands
ATC Backhaul LLC	Delaware
ATC Brasil – Serviços de Conectividades Ltda.	Brazil
ATC Brazil Holding LLC	Delaware
ATC Brazil I LLC	Delaware
ATC Brazil II LLC	Delaware
ATC Burkina Faso S.A.	Burkina Faso
ATC Chile Holding LLC	Delaware
ATC Colombia B.V.	Netherlands
ATC Colombia Holding I LLC	Delaware
ATC Colombia Holding LLC	Delaware
ATC Colombia I LLC	Delaware
ATC CSR Foundation India	India
ATC Ecuador Holding LLC	Delaware
ATC Edge LLC	Delaware
ATC EH GmbH & Co. KG (2)	Germany
ATC Ethiopia Infrastructure Development Private Limited Company	Ethiopia
ATC Europe B.V. (1)	Netherlands
ATC Europe LLC (3)	Delaware
ATC European Holdings, Inc.	Delaware
ATC Fibra de Colombia, S.A.S.	Colombia
ATC France SAS	France
ATC France Coöperatief U.A.	France
ATC France Holding SAS	Netherlands
ATC France Holding II SAS	France
ATC France Réseaux SAS	France
ATC France Services SAS	France
ATC Germany Holdings GmbH	Germany
ATC Germany Services GmbH	Germany
ATC Ghana ServiceCo Limited	Ghana
ATC GP GmbH (3)	Germany
ATC Global Employment B.V.	Netherlands
ATC Heston B.V.	Netherlands

ATC Holding Fibra Mexico S. de R.L. DE C.V.	Mexico
ATC India Infrastructure Private Limited	India
ATC Indoor DAS Holding LLC	Delaware
ATC Indoor DAS LLC	Delaware
ATC International Coöperatief U.A.	Netherlands
ATC International Financing B.V.	Netherlands
ATC International Financing II B.V.	Netherlands
ATC International Financing II Holding LLC	Delaware
ATC International Holding Corp.	Delaware
ATC IP LLC	Delaware
ATC Iris I LLC	Delaware
ATC Kenya Operations Limited	Kenya
ATC Kenya Services Limited	Kenya
ATC Latin America S.A. de C.V., SOFOM, E.N.R.	Mexico
ATC Managed Sites Holding LLC	Delaware
ATC Managed Sites LLC	Delaware
ATC MexHold LLC	Delaware
ATC Mexico Holding LLC	Delaware
ATC MIP III REIT Iron Holdings LLC	Delaware
ATC Niger Wireless Infrastructure S.A.	Niger
ATC Nigeria Coöperatief U.A.	Netherlands
ATC Nigeria C.V.	Netherlands
ATC Nigeria Holding LLC	Delaware
ATC Nigeria Wireless Infrastructure Limited	Nigeria
ATC On Air + LLC	Delaware
ATC Operations LLC	Delaware
ATC Outdoor DAS, LLC	Delaware
ATC Paraguay Holding LLC	Delaware
ATC Paraguay S.R.L.	Paraguay
ATC Peru Holding LLC	Delaware
ATC Polska sp. z o.o.	Poland
ATC Ponderosa B-I LLC	Delaware
ATC Ponderosa B-II LLC	Delaware
ATC Ponderosa K LLC	Delaware
ATC Ponderosa K-R LLC	Delaware
ATC Sequoia LLC	Delaware
ATC Sitios de Chile S.A.	Chile
ATC Sitios de Colombia S.A.S.	Colombia
ATC Sitios del Peru S.R.L.	Peru
ATC Sitios Infraco S.A.S.	Colombia
ATC South Africa Investment Holdings (Proprietary) Limited	South Africa
ATC South Africa Services Pty Ltd	South Africa
ATC South Africa Wireless Infrastructure (Pty) Ltd	South Africa
ATC South Africa Wireless Infrastructure II (Pty) Ltd	South Africa
ATC South America Holding LLC	Delaware
ATC South LLC	Delaware
ATC Spain LLC	Delaware

ATC Tanzania Holding LLC	Delaware
ATC Telecom Infrastructure Private Limited (1)	India
ATC Tower (Ghana) Limited (3)	Republic of Ghana
ATC Tower Services LLC	Delaware
ATC TRS I LLC	Delaware
ATC TRS II LLC	Delaware
ATC TRS III LLC	Delaware
ATC TRS IV LLC	Delaware
ATC Uganda Limited (2)	Uganda
ATC Uganda ServiceCo (SMC) Limited	Uganda
ATC Watertown LLC	Delaware
ATC WiFi LLC	Delaware
ATS-Needham LLC (1)	Massachusetts
Blue Sky Towers Pty Ltd	South Africa
Blue Transfer Sociedad Anonima	Paraguay
Broadcast Towers, LLC	Delaware
California Tower, Inc.	Delaware
Cell Site NewCo II, LLC	Delaware
Cell Tower Lease Acquisition LLC	Delaware
Central States Tower Holdings, LLC	Delaware
CNC2 Associates, LLC	Delaware
Colo ATL, LLC	Delaware
Communications Properties, Inc.	Delaware
Comunicaciones y Consumos S.A.	Argentina
Connectivity Infrastructure Services Limited	Nigeria
DCS Tower Sub, LLC	Delaware
Eaton Towers Ghana Limited	Ghana
Eaton Towers Ghana (M) Limited	Mauritius
Eaton Towers Holdings Limited	Jersey
Eaton Towers Kenya Limited	Kenya
Eaton Towers (Lilongwe) Limited	Malawi
Eaton Towers Limited	United Kingdom
Eaton Towers Niger S.A.	Niger
Eaton Towers Uganda Limited	Uganda
Eure-et-Loir Réseaux Mobiles SAS (1)	France
Ghana Tower InterCo B.V. (1)	Netherlands
Global Tower Assets III, LLC	Delaware
Global Tower Assets, LLC	Delaware
Global Tower Holdings, LLC	Delaware
Global Tower Services, LLC	Delaware
Global Tower, LLC	Delaware
Gondola Tower Holdings LLC	Delaware
GrainComm I, LLC	Delaware
GrainComm II, LLC	Delaware
GrainComm III, LLC	Delaware
GrainComm LLC	Delaware

GrainComm V, LLC	Delaware
GrainComm Marketing, LLC	Delaware
Grain HoldCo, LLC	Delaware
Grain HoldCo Parent, LLC	Delaware
GTP Acquisition Partners I, LLC	Delaware
GTP Acquisition Partners II, LLC	Delaware
GTP Acquisition Partners III, LLC	Delaware
GTP Costa Rica Finance, LLC	Delaware
GTP Infrastructure I, LLC	Delaware
GTP Infrastructure II, LLC	Delaware
GTP Infrastructure III, LLC	Delaware
GTP Investments LLC	Delaware
GTP LATAM Holdings B.V.	Netherlands
GTP LatAm Holdings Coöperatieve U.A.	Netherlands
GTP Operations CR, S.R.L.	Costa Rica
GTP South Acquisitions II, LLC	Delaware
GTP Structures I, LLC	Delaware
GTP Structures II, LLC	Delaware
GTP Torres CR, S.R.L.	Costa Rica
GTP Towers I, LLC	Delaware
GTP Towers II, LLC	Delaware
GTP Towers III, LLC	Delaware
GTP Towers IV, LLC	Delaware
GTP Towers IX, LLC	Delaware
GTP Towers V, LLC	Delaware
GTP Towers VII, LLC	Delaware
GTP Towers VIII, LLC	Delaware
GTP TRS I LLC	Delaware
GTPI HoldCo, LLC	Delaware
Haysville Towers, LLC (1)	Kansas
Idaho Tower Company LLC	Delaware
InSite (BCEC) LLC	Delaware
InSite (MBTA) LLC	Delaware
InSite Borrower, LLC	Delaware
InSite Co-Issuer Corp.	Delaware
InSite Guarantor, LLC	Delaware
InSite Hawaii, LLC	Delaware
InSite Issuer, LLC	Delaware
InSite Licensing, LLC	Delaware
InSite Towers Development 2, LLC	Delaware
InSite Towers Development LLC	Delaware
InSite Towers International 2, LLC	Delaware
InSite Towers International Development LLC	Delaware
InSite Towers International, LLC	Delaware
InSite Towers of Puerto Rico, LLC	Puerto Rico
InSite Towers, LLC	Delaware
InSite Wireless Development LLC	Delaware

InSite Wireless Group, LLC	Delaware
Insite Wireless, LLC	Delaware
Invisible IWG Holdings, LLC	Delaware
Invisible Towers LLC	Delaware
IW Equipment, LLC	Delaware
IWD Equipment, LLC	Delaware
IWG Holdings, LLC	Delaware
IWG II Holdings, LLC	Delaware
IWG II, LLC	Delaware
IWG Miami, LLC	Delaware
IWG Towers Assets I, LLC	Delaware
IWG Towers Assets II, LLC	Delaware
IWG-TLA Australia Pty, Ltd.	Australia
IWG-TLA Canada Corp.	Nova Scotia
IWG-TLA Encanto 1, LLC	Delaware
IWG-TLA Encanto 2, LLC	Delaware
IWG-TLA Encanto 3, LLC	Delaware
IWG-TLA Encanto, LLC	Delaware
IWG-TLA Holdings, LLC	Delaware
IWG-TLA Media 2, LLC	Delaware
IWG-TLA Media, LLC	Delaware
IWL-TLA Telecom 2, LLC	Delaware
IWG-TLA Telecom, LLC	Delaware
JT Communications, LLC	Georgia
Lap do Brasil Empreendimentos Imobiliários Ltda	Brazil
LAP Inmobiliaria Limitada	Chile
LAP Inmobiliaria S.R.L.	Peru
Lease Advisors-AU PTY LTD	Australia
LL B Sheet 1, LLC	Delaware
Loxel SAS	France
MATC Digital, S. de R.L. de C.V.	Mexico
MATC Infraestructura, S. de R.L. de C.V.	Mexico
MATC Servicios, S. de R.L. de C.V.	Mexico
MC New Macland Properties, LLC	Georgia
MCSU Properties, LLC	Georgia
MHB Tower Rentals of America, LLC	Mississippi
Microwave, Inc.	Delaware
MIP III Iron Holdings LLC	Delaware
MIP III U.S. Iron LLC	Delaware
Municipal Bay, LLC	Delaware
Municipal-Bay Holdings, LLC	Delaware
New Towers LLC	Delaware
PCS Structures Towers, LLC	Delaware
R-CAL I, LLC	Delaware
Repeater Communications Group IV, LLC	New York
Repeater Communications Group I, LLC	New York
Repeater Communications Group II, LLC	New York

Repeater Communications Group III, LLC	New York
Repeater Communications Group of New York, LLC	New York
Repeater Communications Group V, LLC	New York
Repeater Communications Group VI, LLC	New York
Repeater Communications Group, LLC	New York
Repeater IWG Holdings, LLC	Delaware
Richland Towers, LLC	Delaware
RSA Media, Inc.	Massachusetts
Signum/IWG Tower Corp.	Nova Scotia
Southeast Network Access Point, LLC	Georgia
SpectraSite Communications, LLC	Delaware
SpectraSite, LLC	Delaware
T8 Ulysses Site Management LLC	Delaware
Telecom Lease Advisors Management 2, LLC	Delaware
TLA PR-1, LLC	Delaware
TLA PR-2, LLC	Delaware
Tower Management, Inc. (4)	Indiana
Towers of America, L.L.L.P.	Delaware
Transcend Infrastructure Holdings Pte. Ltd.	Singapore
Transcend Towers Infrastructure (Philippines), Inc.	Philippines
Turris Sites Development Corp.	Nova Scotia
Turris Sites IWG Corp	Nova Scotia
Tysons II DAS, LLC	Delaware
Uganda Tower Interco B.V. (1)	Netherlands
Ulysses Asset Sub I, LLC	Delaware
Ulysses Asset Sub II, LLC	Delaware
UniSite, LLC	Delaware
UniSite/Omnipoint FL Tower Venture, LLC (1)	Delaware
UniSite/Omnipoint NE Tower Venture, LLC (1)	Delaware
UniSite/Omnipoint PA Tower Venture, LLC (1)	Delaware
Vangard Wireless, LLC	Delaware
Verus Management One, LLC	Delaware
Virdi IWG Holdings, LLC	Delaware

(1)Majority interest owned by a wholly owned subsidiary.
(2)Majority interest owned by a majority owned subsidiary.
(3)Wholly owned by a majority owned subsidiary.
(4)50% owned by a wholly owned subsidiary.